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                                                                    Exhibit (24)



                                POWER OF ATTORNEY

                 FOR EXECUTION OF ANNUAL REPORT ON FORM 10-K FOR

                       FISCAL YEAR ENDED DECEMBER 31, 2002

KNOW ALL BY THESE PRESENTS, that each of the undersigned hereby constitutes and appoints Richard N. Jacobson and Richard D. Teeple as true and lawful attorneys-in-fact of each of the undersigned for the purpose of executing for and on behalf of all the undersigned members of the Board of Directors of Cooper Tire & Rubber Company, the Company's Annual Report on Form 10-K for the fiscal year of the Company ended December 31, 2002.

The undersigned hereby grants such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.

This Power of Attorney shall remain in full force and effect until the filing by the Company of the Annual Report on Form 10-K for fiscal year 2002 with the Securities and Exchange Commission, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 5th day of February 2003.



/s/ Arthur H. Aronson                             /s/ Edsel D. Dunford
--------------------------                        --------------------------
Arthur H. Aronson, Director                       Edsel D. Dunford, Director


/s/ John F. Fiedler                               /s/ Dennis J. Gormley
--------------------------                        --------------------------
John F. Fiedler, Director                         Dennis J. Gormley, Director


/s/ John J. Holland                               /s/ John F. Meier
--------------------------                        --------------------------
John J. Holland, Director                         John F. Meier, Director


/s/ Byron O. Pond                                 /s/ John H. Shuey
--------------------------                        --------------------------
Byron O. Pond, Director                           John H. Shuey, Director








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